                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 15, 2007
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                                              Elcom International, Inc.
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                                 (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant’s telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On February 13, 2007, Elcom  International,  Inc. (the “Company”)  entered into a formal  Separation  Agreement and
Release (the  “Agreement”)  with Paul C. Bogonis  (“Bogonis”) that became effective and enforceable on February 15,
2007, following the statutory seven-day revocation period.

The material  terms of the  Agreement  provide that the Company and Bogonis  mutually  agree to end his  employment with the Company and that the Company will pay Bogonis  Forty  Thousand  Dollars  ($40,000)  as severance  pay. The
Agreement  provides  for other  immaterial  consideration,  mutual and general  releases and other  standard  legal covenants.

The Agreement is filed concurrently herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.                  Description
10.1                         Separation  Agreement and Release,  effective and  enforceable  on February
                             15, 2007, by and among Elcom International, Inc. and Paul C. Bogonis.

                                                 SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date    February 20, 2007
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                                                                         By:   /s/ John E. Halnen
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                                                                       John E. Halnen
                                                                       President and Chief Executive Officer

                                                   EXHIBIT INDEX

        Exhibit No.          Description
           10.1              Separation Agreement and Release, effective and enforceable on February
                             15, 2007, by and among Elcom International, Inc. and Paul C. Bogonis.